FSS2 P-1 10/14

SUPPLEMENT DATED OCTOBER 3, 2014

TO THE PROSPECTUS DATED SEPTEMBER 1, 2014

OF

FRANKLIN STRATEGIC SERIES

(Franklin Biotechnology Discovery Fund, Franklin Natural Resources Fund)

The Prospectus is amended as follows:

I.  For the Franklin Biotechnology Discovery Fund, “Fund Summary - Average Annual Total Returns” table and the following two paragraphs are revised as follows:

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2013	1 Year	5 Years	10 Years
Franklin Biotechnology Discovery Fund - Class A
Return Before Taxes	58.95%	23.92%	12.30%
Return After Taxes on Distributions	56.11%	22.93%	11.85%
Return After Taxes on Distributions and Sale of Fund Shares	34.91%	19.55%	10.21%
Franklin Biotechnology Discovery Fund - Advisor Class	69.15%	25.71%	13.11%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%
NASDAQ Biotechnology Index (index reflects no deduction for fees, expenses or taxes)	65.61%	26.57%	12.58%

Performance information for Class C shares and Class R6 shares are not shown because they do not have a full calendar year of operations as of the date of this prospectus.

Historical performance for Advisor Class shares prior to its inception is based on the performance of Class A shares. Advisor Class performance has been adjusted to reflect differences in sales charges and 12b-1 expenses between classes.

Please keep this supplement with your prospectus for future reference.